FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  December 18, 1996


                  AMERICA FIRST PREP FUND 2 LIMITED PARTNERSHIP
              (Exact name of registrant as specified in its charter)


      Delaware                              				   		          1-10022
(State of Formation)	                                 	(Commission File Number)

                                  47-0717849
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                            	 68102
(Address of principal executive offices)	                            (Zip Code)


	                              (402) 444-1630
	           (Registrants' telephone number, including area code)

	    Item 5.  Other Events.  As of December 18, 1996, America First PREP Fund
2 Limited Partnership, (the "Fund") sold its limited partnership interest in
129th Street Limited Partnership ("129th Street"), an Oklahoma limited partnership which owns Ashwood Apartments in Tulsa, Oklahoma, and conveyed its interest in 129th Street to NLP Limited Partnership, an Oklahoma limited partnership which serves as general partner of 129th Street.  Accordingly, the
Fund no longer has an equity interest in Ashwood Apartments.  The Fund received proceeds of $598,867 from the sale.  Since the Fund had previously written off its entire equity interest in Ashwood Apartments, the Fund realized a gain of $598,867 on the sale.

                              SIGNATURES

	    Pursuant to the requirements of the Securities Act of 1934, the registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						                            AMERICA FIRST PREP FUND 2
						                            LIMITED PARTNERSHIP

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Six, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By	  /s/ Michael Thesing
						                            Michael Thesing, Vice President

February 12, 1997